UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2005

SNOCONE SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Nevada	0-33519	98-0360989
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

3131 Camino del Rio, N, Suite 1650, San Diego, CA 92108
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code (619) 284-4807

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 2 – Financial Information

                                Item 2.01 Completion of Acquisition or Disposition of Assets

On April 1, 2005, Snocone Systems Inc. (“Snocone or the Company”) entered into an Agreement and Plan of Merger with Who’s Your Daddy, Inc. (“Who’s Your Daddy” or “WYD”), a California corporation, with the surviving entity being Snocone, a Nevada domiciled public company, which will immediately undertake to change its name to Who’s Your Daddy, Inc. as per the terms of the merger agreement.

The Who’s Your Daddy shareholders will receive four million, five hundred thousand (4,500,000) shares of Snocone stock, as a condition of the merger. The shares of Snocone stock will be delivered as follows: five hundred thousand (500,000) shares shall be delivered upon the Closing, and the remaining four million (4,000,000) shares shall be delivered into an attorney trust account, with a designated Escrow Agent, with further instructions that the shares shall be released on a dollar for dollar earn out basis, based on a monthly payout, with an agreed stock price of $1.00 per share. At such time as WYD has generated $4 million in revenues, the 4,000,000 shares will have been fully delivered to WYD and its shareholders pursuant to this Agreement, and shall be deemed to be fully earned.

The description contained in this Item 2.01 of the terms and conditions of the Agreement and Plan of Merger is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger, a copy of which is attached to this Report as Exhibit 2.1.

Who's Your Daddy designs and licenses a variety of products centered around its trademark protected brand, "Who's Your Daddy", holds multiple trademark rights to "Who's Your Daddy" in the United States, Canada, Europe, and is in the process of obtaining trademark rights in Australia and Japan.

Section 3 – Securities and Trading Markets

                                Item 3.02 Unregistered Sales of Equity Securities

The Who’s Your Daddy shareholders will receive four million, five hundred thousand (4,500,000) shares of Snocone stock, as a condition of the merger. The shares of Snocone stock will be delivered as follows: five hundred thousand (500,000) shares shall be delivered upon the Closing, and the remaining four million (4,000,000) shares shall be delivered into an attorney trust account, with a designated Escrow Agent, with further instructions that the shares shall be released on a dollar for dollar earn out basis, based on a monthly payout, with an agreed stock price of $1.00 per share. At such time as WYD has generated $4 million in revenues, the 4,000,000 shares will have been fully delivered to WYD and its shareholders pursuant to this Agreement, and shall be deemed to be fully earned. The issuance of the shares were exempt from registration pursuant to Section 4 (2) of the Securities Act as a transaction not involving a public offering of securities.

Section 9 – Financial Statements and Exhibits

                                Item 9.01 Financial Statements and Exhibits

(b) Proforma Financial Information

                 (1) Proforma Financial Statements

Snocone Systems Inc.
(A Development Stage Company)
Unaudited Proforma Consolidated Financial Statements

(1) Financial Information

On April 1, 2005, Snocone Systems Inc. (the “Registrant”, a Nevada corporation), acquired all of the outstanding common stock of Who’s Your Daddy Inc. (a California corporation) for 500,000 shares of the Registrant’s common stock. An additional 4,000,000 shares (at an agreed price of $1 per share) are to be held by an escrow agent and periodically delivered on a dollar for dollar earn-out basis until such time as Who’s Your Daddy Inc. has generated $4 million in revenues.

The accompanying unaudited consolidated pro forma financial statements are based on the Registrant’s historical financial statements and the historical financial statements of Who’s Your Daddy, Inc. The financial statements of Who’s Your Daddy, Inc. as at and for the year ended December 31, 2004 were audited by Baum & Company, PA, in accordance with the standards of the Public Company Accountability Oversight Board (United States) and were prepared in accordance with United States generally accepted accounting principles. Baum & Company, PA issued a going concern opinion on the Who’s Your Daddy, Inc. financial statements.

The pro forma consolidated balance sheet has been presented as of December 31, 2004 and gives effect to the transaction as if it occurred on that date. The pro forma consolidated statement of operations for the year ended December 2004 gives effect to the transaction as if it had occurred on January 1, 2004. The pro forma consolidated statement of operations for the three months ended March 31, 2005, give effect to the transaction as if it had occurred on January 1, 2004.

The pro forma consolidated financial statements are qualified by and should be read in conjunction with the financial statements and related notes included in Snocone’s December 31, 2004 Annual Report on Form 10-KSB and in Snocone’s March 31, 2004 Quarterly Report on Form 10-QSB.

(11) Pro Forma Consolidated Financial Data

The unaudited pro forma consolidated balance sheet of Snocone Systems Inc. and Who’s Your Daddy Inc. as of December 31, 2004 is based on historical balance sheets. The adjustments are provided to reflect, on a pro forma basis, the allocation of the purchase price of the fair market value of the stock issued for the acquisition, and the elimination of the subsidiary common stock and pre-acquisition accumulated deficit.

The unaudited pro forma statements of operations are the historical financial statements of Snocone Systems Inc. and Who’s Your Daddy, Inc. The proforma information is not intended to be and is not necessarily indicative of the results of operations that might have been achieved had such events occurred on the dates indicated, not is it indicative of the results of the Registrant’s future operations.

Snocone Systems Inc.
(A Development Stage Company)
Proforma Consolidated Balance Sheet
December 31, 2004
(unaudited)

		Who's
	Snocone	Your		Proforma		Adjustments	Proforma

	Systems Inc	Daddy Inc.		Acquisition		Impairment	Consolidated
ASSETS
CURRENT ASSETS
Cash	$1,455	$4,116		$-		$-	$5,571
Prepaid Expenses	5,050	-		-			5,050
Due from Stockholders	-	22,085		-			22,085
Total current assets	6,505	26,201		-			32,706
PROPERTY AND EQUIPMENT
Property & equipment	-	14,750		-			14,750
Accumulated depreciation	-	1,475					1,475
Net property & Equipment	-	13,275		-			13,275
OTHER NON-CURRENT ASSETS
Security Deposit	-	10,000		-			10,000
Technology	402,600	-					402,600

Goodwill	-	-	a	1,051,622	e	(751,622)	300,000
Other Assets-net	-	15,498					15,498

Total non-current assets	402,600	25,498		1,051,622		(751,622)	728,098
Total assets	$409,105	$64,974		$1,051,622		$(751,622)	$774,079

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accruals	$52,577	$129,721	d	$150,000			$332,298
Income taxes payable	-	2,400		-			2,400
Loans and Notes Payable	32,500	150,475		-			182,975
Due to Related Parties	25,369	384,000					409,369

Total current liabilities	110,446	666,596		150,000			927,042
Total liabilities	110,446	666,596		150,000			927,042

STOCKHOLDERS' EQUITY
Common stock, $0.001 par value, 100,000,000
shares authorized	7,042	-	a	500			7,542
Common stock, 10,000,000 shares authorized		790,875	b	(790,875)			-
Additional Paid In Capital	1,709,370	-	a	299,500			2,008,870
(Deficit Accumulated in the Development Stage)	(1,417,753)	(1,392,497)	b	1,392,497		(751,622)	(2,169,375)

Total Stockholders' Equity(Deficit)	298,659	(601,622)		901,622		(751,622)	(152,963)
Total Liabilities and Stockholders' Equity (Deficit)	$409,105	$64,974		$1,051,622		$(751,622)	$774,079

Snocone Systems Inc.
(A Development Stage Company)
Notes to the Pro Forma Consolidated Balance Sheet
December 31, 2004
(unaudited)

The Pro Forma consolidated balance sheet assumes that the acquisition occurred on December 31, 2004.

a)	Issuance of 500,000 common shares of Snocone System for acquisition of Who's Your Daddy, Inc.. at a value of $300,000 or $.60 per share, as follows:

Purchase Consideration:
Shares issued	$300,000
Estimated legal and professional costs incurred	150,000
in connection with the acquisition
Cash acquired	(4,116)
Total Purchase Consideration	445,884

Preliminary Estimated Fair Value of Net Assets Acquired:
Tangible assets acquired, net of cash	60,858
Liabilities assumed	(666,596)
Total Estimated Fair Value of Net Assets Acquired	(605,738)

Acquisition Goodwill
Excess of purchase consideration over preliminary	1,051,622
fair value of net assets acquired

b)	Elimination of Who's Your Daddy Inc. common stock and accumulated deficit.

c)	An additional 4,000,000 shares of Snocone Systems common stock (at an agreed price of $1 per share) are to delivered, on a dollar for dollar earn-out basis, until Who's Your Daddy Inc. has generated $4 million in revenues. Any additional shares earned will be accounted for when they are earned.

d)	Estimated legal and professional cost of acquisition

e)	Preliminary impairment of acquisition goodwill reflective of the historical lack of revenues and negative equity in Who's Your Daddy, Inc. The acquisition and the impairment charge will be recorded by the Registrant in its quarter ending June 30, 2005.

Snocone Systems Inc.
(A Development Stage Company)
Pro Forma Consolidated Statement of Operations
For the year Ended December 31, 2004
(unaudited)

		Who's
	Snocone	Your		Proforma	Proforma
	Systems Inc	Daddy Inc.		Adjustments	Consolidated

REVENUES	$-	$-		$-	$-

OPERATING EXPENSES	850,300	366,454		-	1,216,754

Net income (loss) before other income (expenses) and
provision for income taxes	(850,300)	(366,454)		-	(1,216,754)

OTHER INCOME (EXPENSE)
Impairment provision	(321,600)		a	(751,622)	(1,073,222)
Interest (expense)	(18,306)	(2,660)		-	(20,966)

Total other income (expense)	(339,906)	(2,660)		(751,622)	(1,094,188)

Net income (loss) before provision for income taxes	(1,190,206)	(369,114)		(751,622)	(2,310,942)

Provision for income taxes	-	800		-	800

Net income (loss)	$(1,190,206)	$(369,914)		$(751,622)	$(2,311,742)

Net income (loss) per weighted average share outstanding	(0.14)				($0.26)

Weighted average number of shares outstanding	8,552,842		b	500,000	9,052,842

Snocone Systems Inc.
(A Development Stage Company)
Notes to the Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2004
(unaudited)

The Pro Forma consolidated statement of operations assumes that the acquisition occurred on January 1, 2004.

a)	Preliminary impairment of acquisition goodwill reflective of the historical lack of revenues and negative equity in Who's Your Daddy, Inc. The acquisition and the impairment charge will be recorded by the Registrant in its quarter ending June 30, 2005. The Company would provide a full valuation allowance for any tax benefit rising from the impairment due to the uncertainty of the utilization of the benefit.
b)	In connection with the acquisition, Snocone delivered 500,000 shares on closing and delivered 4,000,000 shares into escrow to be released on a dollar for dollar earn-out basis. 1,500,000 of the 4,500,000 total were issued from Treasury. The remaining 3,000,000 shares had been returned to the Company for no consideration. The weighted average number of shares outstanding reflects only the 500,000 shares issued on closing.

Snocone Systems Inc.
(A Development Stage Company)
Pro Forma Consolidated Statement of Operations
For the three months Ended March 31, 2005
Unaudited

		Who's
	Snocone	Your		Proforma	Proforma
	Systems Inc	Daddy Inc.		Adjustments	Consolidated

REVENUES	$-	$-		$-	$-

OPERATING EXPENSES	117,945	268,608		-	386,553

Net income (loss) before other income (expenses) and
provision for income taxes	(117,945)	(268,608)		-	(386,553)

OTHER INCOME (EXPENSE)

Interest (expense)	-	(4,206)		-	(4,206)

Total other income (expense)	-	(4,206)		-	(4,206)

Net income (loss) before provision for income taxes	(117,945)	(272,814)		-	(390,759)

Provision for income taxes	-	200		-	200

Net income (loss)	$(117,945)	$(273,014)		$-	$(390,959)

Net income (loss) per weighted average share	($ 0.01)				($0.05)

Weighted average number of shares	8,132,571		a	500,000	8,632,571

(c) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger between Snocone Systems Inc. and Who’s Your Daddy, Inc. dated April 1, 2005, Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNOCONE SYSTEMS INC.

Date: June 9, 2005	/s/ Dan Fleyshman
Dan Fleyshman, President